INVENTORY PURCHASE AGREEMENT

     THIS INVENTORY PURCHASE AGREEMENT (which, including the exhibits attached hereto, is hereby called the "Agreement") is made this 22nd day of July, 1996, by and among DEAN FOODS VEGETABLE COMPANY, a Wisconsin corporation ("DFVC"); AGRIPAC, an Oregon agricultural cooperative ("AGRIPAC"), and Stokely USA, Inc. a Wisconsin corporation ("Stokely").
RECITALS:

     A. Stokely owns certain assets, including plants located in Grandview, Washington and Walla Walla, Washington (the "Plants"), which it has used to process frozen vegetable products (the
"Products").

     B. Stokely has decided to exit the business of the manufacture and sale of Products (the "Business") and desires to sell its inventory of Products to DFVC and AGRIPAC under the terms and conditions set forth herein and the Plants to AGRIPAC under the terms and conditions to be set forth in a Plant Purchase Agreement between Stokely and AGRIPAC (the "Plant Purchase Agreement").
     NOW, THEREFORE, in consideration of the recitals, the mutual benefits to be derived from this Agreement and the mutual and dependent promises herein contained, the parties hereto do represent, warrant, covenant and agree as follows:

1.   SALE AND PURCHASE OF INVENTORY

     1.1  DFVC INVENTORY
     For the price and subject to the terms and conditions set forth in this Agreement, and in reliance on the representations, warranties, covenants and agreements hereinafter set forth, Stokely hereby sells, assigns, transfers and delivers to DFVC, and DFVC hereby purchases and acquires from Stokely, the Product identified in Exhibit A-1 attached hereto (the "Dean Inventory").

     1.2  AGRIPAC INVENTORY
     For the price and subject to the terms and conditions set forth in this Agreement, and in reliance on the representations, warranties, covenants and agreements hereinafter set forth, Stokely hereby sells, assigns, transfers and delivers to AGRIPAC, and AGRIPAC hereby purchases and acquires from Stokely, the Product identified in Exhibit A-2 attached hereto (the "AGRIPAC Inventory") and all of Stokely's rights, title and interest in and to those contracts related to the AGRIPAC Inventory as described in Exhibit B, attached hereto (the "Commitments").

2.   PURCHASE PRICE

     2.1  PURCHASE PRICE
          As payment in full for the Dean Inventory and AGRIPAC Inventory (together, the "Closing Inventory"), DFVC and AGRIPAC, as the case may be, will pay to Stokely and Stokely will accept the value of the Dean Inventory and AGRIPAC Inventory as set forth in Exhibits A-1 and A-2 respectively, plus the value of Inventory purchased by DFVC or AGRIPAC prior to Closing but not paid for as of the Closing as reflected in the accounts receivable listing set forth on Exhibit A-3 (collectively the "Inventory Purchase Price").

3.   THE CLOSING

     The consummation of the purchase and sale of the Closing
Inventory (the "Closing") shall take place on July 22, 1996, at
2:00 p.m. (local time) at the offices of Chicago Title in
Waukesha, Wisconsin.   At the Closing:

     3.1 Stokely will execute and deliver to DFVC and AGRIPAC such bills of sale, assignments, endorsements, and other good and sufficient instruments of transfer or conveyance as DFVC and AGRIPAC may reasonably request, in order to convey and transfer to DFVC and AGRIPAC good and marketable title to the Closing Inventory, free and clear of all liens, claims and encumbrances.

     3.2 AGRIPAC will execute and deliver to Stokely such instruments of assumption as Stokely reasonably may request to effectuate the assumption by AGRIPAC of certain obligations and commitments of Stokely to be assumed by AGRIPAC pursuant to the provisions of Section 4 hereof.

     3.3  DFVC and AGRIPAC shall pay to Stokely the Inventory
Purchase Price, by wire transfer of federal funds.

     3.4 Stokely shall deliver to DFVC possession of the Dean Inventory as a transfer in place, and to AGRIPAC possession of the AGRIPAC Inventory as a transfer in place, and the entire right, title and interest of Stokely in and to the Dean Inventory and AGRIPAC Inventory shall pass to DFVC and AGRIPAC respectively, on the Closing Date; and

     3.5 The parties shall deliver all other documents required by the provisions hereof to be delivered at the Closing.

4.   ASSUMPTION OF LIABILITIES

     4.1  ASSUMED LIABILITIES
          At the Closing, AGRIPAC will assume and agree to pay, perform and discharge only those liabilities (the "Assumed
Liabilities") of Stokely which first accrue or are to be performed or satisfied on or after the Closing Date under the Commitments listed on Exhibit B.

     4.2  EXCLUDED LIABILITIES
               Except as set forth in Section 4.1, DFVC and AGRIPAC will not assume any obligations or liabilities of Stokely.

5.     REMAINING INVENTORY

  5.1  PURCHASE OF REMAINING INVENTORY
  Stokely owns additional finished goods and bulk inventory described on Exhibit 5.1. Said inventory, less the Closing Inventory and inventories determined by Dean before or after the Closing to be unsaleable due to quality defects, shall be referred to as the Remaining Inventory. The Remaining Inventory and the Closing Inventory shall be referred to collectively as the "Inventory". Stokely agrees that the Remaining Inventory includes a product mix that is proportionately the same as the product mix reflected in Exhibit A to the Agreement in Principle dated April 30, 1996, plus or minus fifteen percent (15%) by product, except as otherwise mutually agreed to by the parties. Dean agrees to purchase the Remaining Inventory for its own use or to supply sales by Dean to third parties during the period from Closing through the earlier of November 15, 1996, or when the amount of Remaining Inventory is equal to or less than 10,000,000 pounds. Stokely shall be responsible for all storage and other carrying costs associated with the Remaining Inventory until it is purchased by DFVC. Stokely will pay AGRIPAC storage and handling fees for any Remaining Inventory stored at the Plants at the following rates:
                           Handling       Monthly Storage
  Bulk in Totes            $ .225/cwt.         $ .34/cwt.
  Finished Goods Cases     $ .29/cwt.          $ .36/cwt.

  Upon the purchase of Remaining Inventory, Dean shall pay Stokely the Inventory Purchase Price therefor as indicated on
Exhibit 5.1. On the earlier of November 15, 1996, or when the amount of Remaining Inventory is less than or equal to 10,000,000 pounds (the "Remaining Inventory Purchase Date"), Dean shall purchase such Remaining Inventory from Stokely at the Inventory Purchase Price therefor.

  5.2  SET OFF
  To the extent that any DFVC or AGRIPAC Inventory purchased at Closing is later determined by DFVC or AGRIPAC, as the case may be, to be unsaleable due to quality defects existing at Closing, DFVC shall notify Stokely in writing of same and may deduct the Inventory Purchase Price associated with the unsaleable Inventory from payments due to Stokely for Remaining Inventory pursuant to Section 5.1. Dean will pay over to AGRIPAC any amounts set off against payments due Stokely that are related to unsaleable AGRIPAC Inventory . If Stokely disagrees with Dean's or AGRIPAC's determination as to saleability, the parties shall confer to resolve the disagreement. If the disagreement cannot be resolved within 10 days of Stokely's receipt of the written notice, then an inspector from the Federal Department of Agriculture who is mutually agreeable to both parties shall inspect the Inventory claimed to be unsaleable due to quality defects existing at Closing to determine whether the said Inventory is unsaleable due to quality defects existing at Closing. The parties shall abide by the determination of such inspector and Stokely shall be responsible for all costs and expenses associated with such inspection. In the event that any of the Inventory is determined by the inspector not to be unsaleable due to quality defects existing at Closing, then DFVC or AGRIPAC, as the case may be, shall repay Stokely the amounts set off pursuant to the first sentence of this Section 5.2 In the event amounts due for unsaleable Inventory exceed payments due Stokely for Remaining Inventory, Stokely shall pay to AGRIPAC or Dean, as the case may be, the excess amounts immediately upon demand.

6.   REPRESENTATIONS AND WARRANTIES OF STOKELY
      Stokely represents and warrants to DFVC and AGRIPAC as follows:

      6.1 ORGANIZATION AND STANDING OF STOKELY
          Stokely is a corporation duly organized, validly existing and in good standing under the laws of the State of
Wisconsin.   Stokely has full corporate power and authority to
own its property and to carry on its business as it is now being conducted, and Stokely has the corporate power and authority to execute and deliver, and carry out the transactions on their part contemplated by, this Agreement.

      6.2 TITLE TO INVENTORY
          Stokely has good and marketable and insurable title to all the Inventory, free and clear of any and all liens, claims, security interests, charges or encumbrances of any kind or character, including without limitation, warehousemen's liens and liens arising under the Perishable Agriculture Commodities Act, except as set forth in Exhibit 6.2. The sale and delivery of the Inventory pursuant hereto shall vest in DFVC and AGRIPAC, as the case may be, good and marketable title thereto, free and clear of any and all liens, claims, security interests, charges or encumbrances of any kind or character.

      6.3 INVENTORY
          The Inventory is of good and merchantable quality, is saleable or useable for the purpose for which it is intended, without any material defects, meets Stokely's current specifications and standards as well as any other applicable specifications and standards, and is not damaged or obsolete. All finished products and work in process included in the Inventory are neither (i) adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetics Act (the "FDC Act") as amended, 21 U.S.C. Section 301, et seq., including the Food Additives Amendment of 1958; (ii) articles which may not, under the provisions of Section 404 or 505 of the FDC Act, be introduced into interstate commerce; nor (iii) adulterated or misbranded within the meaning of any food and drug law, regulation or ordinance. The current location of the Inventory is as set forth on Exhibit 6.3.

      6.4      BOOKS AND RECORDS
          All books, records and other information of Stokely provided to DFVC or AGRIPAC by Stokely or its representatives relating to the Inventory are accurate, complete and properly reflect: (i) the Inventory on-hand; (ii) the first-in, first-out Standard Cost of manufacturing said Inventory determined on a consistent basis since April 1, 1995; (iii) the aging of the Inventory on-hand; and (iv) the quality and grade specifications of the Inventory on-hand.

      6.5 COMPLIANCE WITH LAW
          Stokely has conducted and is conducting its business in
compliance with all laws, rules and regulations, domestic or
foreign, applicable to it or the Inventory.   All authorizations,
permits and licenses held by Stokely and related to the manufacture of the Inventory are valid and subsisting.

      6.6  CLAIMS AND LITIGATION
          There are no actions, suits, judgments, decrees, orders or proceedings (whether or not purportedly on behalf of Stokely) pertaining to or, to the best knowledge of Stokely, threatened against Stokely or affecting the Inventory or the sale thereof. To the best knowledge of Stokely, there are no existing grounds on which any such action, suit or proceeding might be commenced. Stokely has delivered to DFVC and AGRIPAC a listing of all consumer complaints relating to the Products during the previous three (3) year period.

      6.7 COMMITMENTS
      Each of the Commitments was entered into by Stokely in the ordinary course of its business. Stokely has furnished to AGRIPAC on or before the date of this Agreement with correct and complete copies of all Commitments, and there have been no modifications, amendments or terminations thereof not reflected in such copies. Each of the Commitments is valid, binding, subsisting and enforceable in accordance with its terms. Stokely has performed, and has the ability to continue to perform, all obligations required to be performed by it under each Commitment, and is not in any respect in breach of or default under, nor in receipt of any claim of default or breach under, any Commitment; no event has occurred which with the passage of time or giving of notice or both would cause such a breach of or default under any Commitment; Stokely has no present expectation or intention of not fully performing, or inability to perform, its obligations under any Commitment; and Stokely has no knowledge of any breach or anticipated breach by any other party to any Commitment. The prices due under the Commitments, in the aggregate, exceed the Inventory Purchase Price allocated to the products to be sold pursuant to such Commitments.

      6.8 AUTHORITY FOR TRANSACTION
          The execution and delivery of this Agreement by Stokely, the performance by Stokely of its obligations hereunder, and the consummation of the transactions contemplated herein have been duly authorized and approved by all necessary corporate action on the part of Stokely. This Agreement and any other agreements or instruments contemplated hereby constitute the legal, valid and binding obligations of the Stokely, enforceable against it in accordance with their respective terms.

      6.9 NO CONFLICT
          The execution and delivery of this Agreement by Stokely, the consummation of the transactions provided for herein and the fulfillment of the terms hereof, will not result in a breach of any of the terms and provisions of, or constitute a default under or conflict with, any agreement, indenture or other instrument to which Stokely is a party or by which Stokely or any of the Inventory is bound, the charter or by-laws of Stokely or any judgment, decree, order or award of any court, governmental body or arbitrator or any law, rule or regulation applicable to Stokely and will not result in the creation or imposition of any lien, security interest, charge or encumbrance on any of the Inventory. No consent, authorization or approval of, or the granting of any exemption by, any governmental or public body or authority is required in connection with the execution, delivery and performance by Stokely of this Agreement or the taking of any action by Stokely provided for herein.

7.    REPRESENTATIONS OF DFVC
      DFVC represents and warrants to Stokely as follows:

      7.1 ORGANIZATION AND STANDING OF DFVC
          DFVC is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin.
DFVC has the corporate power and authority to execute and deliver, and carry out the transactions on its part contemplated by, this Agreement.

      7.2 AUTHORITY FOR TRANSACTION
          The execution and delivery of this Agreement by DFVC, the performance by DFVC of its obligations hereunder, and the consummation of the transactions contemplated herein have been duly authorized and approved by all necessary corporate action on the part of DFVC. This Agreement constitutes a legal, valid and binding obligation of DFVC, enforceable against DFVC in accordance with its terms.

      7.3 NO CONFLICT
          The execution and delivery of this Agreement by DFVC, the consummation of the transactions provided for herein and the fulfillment of the terms hereof, will not result in a breach of any of the terms and provisions of, or constitute a default under or conflict with, any agreement, indenture or other instrument to which DFVC is a party or by which DFVC is bound, the charter or by-laws of DFVC or any judgment, decree, order or award of any court, governmental body or arbitrator or any law, rule or regulation applicable to DFVC. No consent, authorization or approval of, or the granting of any exemption by, any governmental or public body or authority is required in connection with the execution, delivery and performance by DFVC of this Agreement or the taking of any action by DFVC herein provided.

8.    REPRESENTATIONS OF AGRIPAC
      AGRIPAC represents and warrants to Stokely as follows:

      8.1 ORGANIZATION AND STANDING OF DFVC
          AGRIPAC is an agricultural cooperative duly organized, validly existing and in good standing under the laws of the State of Oregon. AGRIPAC has the corporate power and authority to execute and deliver, and carry out the transactions on its part contemplated by, this Agreement.

      8.2 AUTHORITY FOR TRANSACTION
          The execution and delivery of this Agreement by AGRIPAC, the performance by AGRIPAC of its obligations hereunder, and the consummation of the transactions contemplated herein have been duly authorized and approved by all necessary corporate action on the part of AGRIPAC. This Agreement constitutes a legal, valid and binding obligation of AGRIPAC, enforceable against AGRIPAC in accordance with its terms.

      8.3 NO CONFLICT
          The execution and delivery of this Agreement by AGRIPAC, the consummation of the transactions provided for herein and the fulfillment of the terms hereof, will not result in a breach of any of the terms and provisions of, or constitute a default under or conflict with, any agreement, indenture or other instrument to which AGRIPAC is a party or by which AGRIPAC is bound, the charter or by-laws of AGRIPAC or any judgment, decree, order or award of any court, governmental body or arbitrator or any law, rule or regulation applicable to AGRIPAC. No consent, authorization or approval of, or the granting of any exemption by, any governmental or public body or authority is required in connection with the execution, delivery and performance by AGRIPAC of this Agreement or the taking of any action by AGRIPAC herein provided.

9.    CONFIDENTIALITY
          Each of the parties hereto agrees to use its best efforts to keep confidential any and all information and data with respect to the other party which it has received as a result of any investigation made in connection with this Agreement and which is not otherwise available to the public; provided, however, that notwithstanding the foregoing each of the parties hereto shall be free to disclose any such information or data (a) to the extent required by applicable law or (b) during the course of or in connection with any litigation, arbitration or other proceeding based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated. Neither Stokely, Dean nor AGRIPAC will make any public announcement or communication to employees, customers or suppliers regarding the subject matter of the transaction contemplated by this Agreement without the prior approval of the others, other than disclosures required by law.

10.  SURVIVAL AND INDEMNIFICATION

     10.1 SURVIVAL OF REPRESENTATIONS
          The representations, warranties, covenants and agreements of the parties contained herein shall be continuing and shall survive the consummation of this transaction, notwithstanding any investigation by or on behalf of any party. Consummation of the transactions contemplated herein shall not be deemed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of the Closing that such right or remedy existed.

      10.2 INDEMNIFICATION BY STOKELY
          Stokely shall indemnify and hold harmless DFVC and AGRIPAC against and in respect of any and all of the following and any and all loss, liability, damage or expense (including reasonable attorneys' fees and expenses and interest and penalties) suffered or incurred by either of them arising out of or resulting from any of the following:

          10.2.1 Any misrepresentation or breach of warranty on the part of Stokely in this Agreement, or any misrepresentation in or omission from any Exhibit, certificate or other instrument furnished or to be furnished to DFVC and AGRIPAC hereunder;

          10.2.2 Any breach or non-fulfillment of any covenant or agreement on the part of Stokely in this Agreement or any agreement, instrument or document delivered in connection herewith, or the failure to comply with any applicable requirements of the bulk transfer provisions of the Uniform
Commercial Code or any other applicable state law;

          10.2.3 Any liability or obligation of Stokely for which DFVC and/or AGRIPAC becomes liable, or in respect of which any claim may be asserted against DFVC or AGRIPAC, which is not assumed by DFVC or AGRIPAC pursuant to Section 4.1, including in particular, but without limitation, any claim or demand arising out of or in connection with any matter referred to in Section 4.2; and

          10.2.4 Any actions, suits, proceedings, demands, or assessments incident to any of the foregoing and any investigation or defense against claims which, if proven, would be covered thereby.

                  The items referred to in Subsections 10.2.1 through 10.2.4 are hereinafter collectively referred to as "Buyer's Damages". Stokely shall be jointly and severally liable and shall reimburse DFVC or AGRIPAC on demand for any Buyer's
Damages.

      10.3 NOTICE OF CLAIM
          In the event that any legal proceeding shall be instituted or any claim or demand shall be asserted by any person in respect of which DFVC or AGRIPAC intends to seek indemnification under the provisions of this Section 10., DFVC or AGRIPAC, as the case may be, shall promptly cause written notice thereof to be given to Stokely. Notwithstanding the foregoing, DFVC's or AGRIPAC's right to indemnification hereunder shall not be affected by any delay in giving notice unless, and then only to the extent that, the rights and remedies of Stokely shall have been prejudiced as a result of the delay in giving such notice. In the event that Stokely has acknowledged that it will indemnify and reimburse Buyer's Damages with respect to a particular lawsuit, claim or demand, Stokely shall be permitted to control the conduct of any defense and, at the expense and option of Stokely, may settle such claim. DFVC or AGRIPAC shall make no settlement of any such suit, claim or demand without Stokely' prior written consent (which consent shall not be unreasonably withheld) unless Stokely shall have failed to accept such defense within twenty (20) days after Stokely has been notified of such suit, claim or demand or unless Stokely has failed to diligently maintain such defense after such acceptance, or unless the matter in question shall have been finally determined adversely to Stokely (or DFVC or AGRIPAC) by a court or governmental instrumentality having jurisdiction thereof. DFVC and AGRIPAC shall cooperate with Stokely in each such defense, but all DFVC's or AGRIPAC's out-of-pocket expenses are to be Buyer's Damages.
It shall be no defense to the claims by DFVC or AGRIPAC for indemnification hereunder that a third party claimant cannot or does not prove his claim.

      10.4 OFFSET
          DFVC shall have the right to offset against any payment owing from it to Stokely hereunder, an amount equal to Buyer's
Damages, and the right of Stokely to any such payment shall be subject to such right of DFVC to withhold such payment.

11.   POST CLOSING COVENANTS AND AGREEMENTS

      11.1     COMMUNICATIONS TO STOKELY
          Stokely hereby authorizes and empowers DFVC and AGRIPAC, from time to time after the Closing: (a) to receive and open all mail and other communications to Stokely received by DFVC or AGRIPAC; and (b) to deal with the contents of such communications in any proper manner, consistent with the parties' respective rights and obligations under this Agreement, if such communications relate to the Inventory. DFVC or AGRIPAC shall promptly provide Stokely copies of all such communications which appear on their face to relate to Stokely's continuing rights and obligations under this Agreement.

  11.2 RIGHT OF FIRST REFUSAL. Dean shall have a right of first refusal, for a period of three (3) years following Closing, to purchase Stokely's Green Bay, Wisconsin plant on the same terms and conditions as contained in any bona fide third party offer to purchase the plant. Within fifteen (15) days of receipt of an offer for the Green Bay plant, Stokely shall notify DFVC in writing, setting out the terms and conditions of the offer. DFVC shall then have thirty (30) days in which to notify Stokely that it intends to exercise its right to purchase the Green Bay plant on the terms and conditions as set forth in the offer. Closing of the purchase shall occur as soon as reasonably possible after notice of DFVC's exercise of its right of first refusal.

  11.3 RESTRICTIVE COVENANTS.   For a period of three (3)
years following Closing, neither Stokely nor any subsidiary of Stokely shall engage in the manufacture or sale of frozen vegetable products in the territory consisting of all markets served by the Business at the time of Closing, except to the extent that Stokely is acquired by or merges with a third party who at the time of such acquisition or merger is engaged in the business of manufacturing and/or selling frozen vegetable products in said territory or any part of said territory.

12.  MISCELLANEOUS

      12.1  PUBLIC ANNOUNCEMENT
          No press release or other formal public announcement with respect to this Agreement or any of the transactions contemplated hereby shall be made without the express approval of DFVC, AGRIPAC and Stokely; provided, however, that if, in the opinion of counsel for Dean or Stokely or AGRIPAC public disclosure of the pendency of such transactions is required under the Federal securities laws, the consent or approval of the other to the release of such publicity and the content thereof shall not be unreasonably withheld.

      12.2  PAYMENT OF COSTS, EXPENSES AND TRANSFER TAXES
          Except as otherwise provided herein, each of the parties hereto shall bear the costs, fees and expenses incurred by it in connection with the negotiation, execution and performance of this Agreement, including counsel and accountant fees. The cost of all sales, transfer and documentary taxes, if any, payable in connection with the sales, transfers and deliveries to be made hereunder shall be paid by Stokely.

      12.3  NON-ASSIGNMENT; SUCCESSORS AND ASSIGNS
          This Agreement shall not be assignable by any party without the consent of the others. This Agreement shall be binding upon and shall inure to the benefit of DFVC, AGRIPAC and Stokely and their permitted successors and assigns..

      12.4  ENTIRE AGREEMENT
          All statements contained in the Exhibits hereto or any certificate or other document or instrument delivered by or on behalf of any of the parties pursuant to this Agreement shall constitute representations and warranties by the party making such statements or on whose behalf such statements are made.
This Agreement, together with the Schedules and Exhibits hereto, sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. This Agreement shall not be modified or amended except by written agreement of the parties hereto. The representations, warranties, covenants, agreements and indemnifications provided for in this Agreement shall be unaffected by any investigation made by or on behalf of any party hereto.

      12.5  SEVERABILITY; ENFORCEABILITY
          The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision was omitted. Insofar as any of the representations and warranties contained in Sections 6, 7 and 8 of this Agreement relate to the enforceability of any agreement in accordance with its terms, in each instance such representation, warranty or opinion is subject, as to enforceability of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws form time to time in effect and to the discretion of the court before which any proceeding therefor is brought in ordering any equitable relief such as specific performance or injunctive relief.

      12.6     COUNTERPARTS
          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement it shall not be necessary to produce more than one such counterpart.

      12.7  NOTICES
          Any notice or other instrument or thing required or permitted to be given, served or delivered to any of the parties hereto shall be in writing and shall be deemed to have been given, served or delivered when personally delivered to, or 72 hours after being deposited in the United States mails, registered and with proper postage prepaid, addressed as follows:

          (a) If to Stokely, to:
               Les Wilson
               Stokely USA, Inc.
               1055 Corporate Center Drive
               Oconomowoc, Wisconsin  53066-0248

               With a copy to:
               Robert Brill
               Stokely USA, Inc.
               1055 Corporate Center Drive
               Oconomowoc, Wisconsin  53066-0248

          (b) If to DFVC, to:

               Dean Foods Vegetable Company
               520 N. Broadway
               Green Bay, Wisconsin  54307
               Attention:  Jeff Shaw

               With a copy to:
               Eric A. Blanchard
               Dean Foods Company
               3600 N. River Road
               Franklin Park, Illinois  60131

          (C) If to AGRIPAC, to:
               George Crispin
               AGRIPAC
               P.O. Box 5345
               Salem, Oregon  97304

provided, however, that if any party shall have designated a different address by notice to the other, then to the last address so designated.

      12.8  WAIVERS
          Any waiver by Stokely, AGRIPAC or DFVC of any breach of or failure to comply with any provision of this Agreement by the other party shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement.

      12.9  THIRD PARTIES
          Nothing herein is intended or shall be construed to confer upon or give to any person, other than the parties hereto and any assignees permitted by Section 10.3 of this Agreement, any rights or remedies under or by reason of this Agreement.

      12.10  PASSAGE OF TITLE AND RISK OF LOSS
          Legal title, equitable title and risk of loss with respect to the Inventory will not pass to DFVC or AGRIPAC until the Inventory are transferred at the Closing.

      12.11  INTERPRETATION
          The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. References to Sections refer to sections of this Agreement unless otherwise stated. Words such as "herein", "hereinafter", "hereof", "hereto", "hereby", and "hereunder", and words of like import shall, unless the context otherwise requires, refer to this Agreement. The singular shall include the plural, and the masculine shall include the feminine and neuter, and vice versa. Each of the parties have contributed to the drafting of this instrument; accordingly, no rule of strict contraction shall be applied against any party hereto. For purposes of this Agreement, the materiality of any fact(s), omissions(s), exception(s) or other matter(s), insofar as they relate to either party and/or its subsidiaries, shall be judged based on such party and its subsidiaries taken as a whole and not based on the combined parties and their subsidiaries taken as a whole.

      12.12     GOVERNING LAW
          This Agreement shall be governed by and construed under the laws of the State of Wisconsin.


            [THIS SECTION INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first set forth above.

                                DEAN FOODS VEGETABLE COMPANY

                                By_______________________________

                                Its______________________________

                                AGRIPAC

                                By_______________________________

                                Its______________________________

                                STOKELY USA, INC.

                                By_______________________________

                                Its______________________________